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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT:   AUGUST 16, 2000
              (DATE OF EARLIEST EVENT REPORTED:  AUGUST 14, 2000)


                               AXIA INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                 333-64555            13-3205251
        (STATE OR OTHER            (COMMISSION         (I.R.S. EMPLOYER
         JURISDICTION              FILE NUMBER)        IDENTIFICATION NO.)
       OF INCORPORATION)


              801 TRAVIS, SUITE 1400
                 HOUSTON, TEXAS                   77002
         (ADDRESS OF PRINCIPAL EXECUTIVE        (ZIP CODE)
                     OFFICES)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (713) 425-2150

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ITEM 5.  OTHER EVENTS.

     AXIA Incorporated hereby incorporates by reference into this Item 5 the press release attached hereto as Exhibit 99(a).

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

99(a)    Press release issued August 14, 2000.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AXIA INCORPORATED



                                  By:   /s/ Lyle J. Feye
                                     ---------------------
                                        Lyle J. Feye
                                        Chief Financial Officer, Vice President
                                        and Treasurer


Date:  August 16, 2000

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                                 EXHIBIT INDEX

EXHIBIT
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99(a)     Press release issued August 14, 2000.

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